   Exhibit 10 (m)

Schedule of Agreements with Executive Officers

The Company has entered into change-in-control agreements with the executive officers listed below. Such agreements are substantially identical in all material respects to the form agreement and amendment thereto, set forth in Exhibits (10)(l) and (10)(l)(1) hereto.

Joseph E. Abbott

Linda R. Altemus

Michael A. Anderson

Steven A. Ellers

William J. Federici

John R. Gailey III

Robert S. Hargesheimer

Herbert L. Hugill

Richard D. Luzzi

Bruce S. Morra